Tewksbury Investor Event June 4, 2018 TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Dan Brailer Investor Relations TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Forward-looking statement safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions including changes in commodity pricing; our ability to compete successfully in our markets; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims or failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors described in the “Risk Factors” and Management Discussion & Analysis sections in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as updated by subsequent reports we file pursuant to the Securities Exchange Act of 1934. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected financial outlook for fiscal 2018. Any forward-looking statement that we make in this presentation speaks only as of June 4, 2018. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. Immaterial rounding differences may be present in this data in order to conform to reported totals. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA and free cash flow, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss), or net cash provided by (used in) operating activities prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Page 3

Agenda

Time	Description	Presenter
10:00 am – 10:05 am	Welcome and Introductions; Safety Review	Dan Brailer, V.P. – Investor Relations
10:05 am – 10:20 am	Business Overview / Strategy	Ron Keating, Chief Executive Officer
10:20 am – 10:35 am	Financial Overview	Ben Stas, Chief Financial Officer
10:35 am – 10:55 am	Utilizing M&A and R&D in the Products Segment; Tewksbury facility overview	Ken Rodi, President, Products Segment Peter Koronis, Tewksbury Facility Manager Stefan Abramo, SVP and GM, Products Segment
10:55 am – 11:10 am	Opportunities for smart water applications;	Snehal Desai, Executive V.P., Chief Growth Officer
11:10 am – 11:25 am	The importance of capital towards building a service/ aftermarket tail; Customer tour overview	Rodney Aulick, President, Industrial Segment
11:25 am – 11:45 am	Q&A session	Ron Keating, Moderator
Noon	Board bus for Tewksbury facility; box lunch available	
12:15 pm	Arrive at Tewksbury facility	Peter Koronis, Facility Manager
2:00 pm – 3:00 pm	Customer Tour – Schneider Electric	Brian Schumaker, Northeast Regional Manager
~3:45 pm to 4:00 pm	Arrive at Radisson Hotel	

evoqua WATER TECHNOLOGIES
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Ron Keating Chief Executive Officer TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Leading provider of mission critical water treatment solutions Transforming water. Enriching life.TM Core offerings Systems Services Technologies Key metrics #1* 38,000 100+ $1.30 billion $224 million market position in blue chip years legacy of quality LTM(2) 3/31/2018 LTM(3) 3/31/2018 North America customers and innovation revenues Adjusted EBITDA(1) *Source: Amane Advisors, data as of 2016. (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Last twelve months calculated as the sum of FY 2017 Revenues, Q1'18 Revenues and Q2'18 Revenues, less Q1'17 Revenues and Q2'17 Revenue. (3) Last twelve months calculated as the sum of FY 2017 Adjusted EBITDA, Q1'18 Adjusted EBITDA and Q2'18 Adjusted EBITDA, less Q1'17 Adjusted EBITDA and Q2'17 Adjusted EBITDA. Page 6

Evoqua provides high-value added service and technology to an attractive customer base We serve $10 billion of an $85 billion market(1)… …across a diverse, growing set of end markets $600 billion We hold top market positions across our key end markets global water market(1) $85 billion Food & (1) beverage global addressable market Wastewater Pharma / health science $10 billion* served market Municipal 30% Light industry 35% Water treatment Chemicals Drinking water Microelectronics Other Technology & Water (2) innovation transportation 8% Heavy industry 27% Light manufacturing Meters / pumps / Service & support valves Maritime Design & Commercial North America construction EPC aquatics Hydrocarbon / chemical Power generation Addressed market sectors Unaddressed markets sectors processing *Source: Amane Advisors, data as of 2016. (1) Estimated as of 2016; (2) Other includes commercial aquatics, maritime and other / miscellaneous. Page 7

Summary of historical financials Revenue Adjusted EBITDA(1) ($ in millions, FYE September 30) ($ in millions, FYE September 30) ~5% CAGR(2) ~20% CAGR(2)(2) $1,370 $1,340 $245 $1,247 $208 $235 2018 Outlook 2018 $160 Outlook $1,137 $1,097 $117 $120 $1,061 (3) (3) FY 2014 FY 2015 FY 2016 FY 2017 FY 2018E FY 2014 FY 2015 FY 2016 FY 2017 FY 2018E % growth % margin (3.3%) 7.2% 9.7% 7-10% 10.7% 11.3% 14.1% 16.6% 17-18% % growth 2.3% 33.5% 29.7% 13-18% (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Represents CAGR from FY 2014 to FY 2018E using the midpoint of the FY 2018E outlook range. (3) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined. Page 8

Water challenges elevated into Evoqua's strategy Water Scarcity Population and Urbanization Economic Growth Key Drivers Sustainability Regulatory Profitability Page 9

Evoqua's multi-pronged growth levers • Exploit foundation of large, global markets with strong tailwinds Market growth • Build on #1 market share1 and ability to provide full suite of products and solutions • Target vertical-specific water treatment growth opportunities • Leverage customer intimate business model to drive penetration of existing customers Core market • Execute high-value, low-risk sales improvement initiatives and leverage multiple channels penetration • Expand in under-penetrated regions with a focus on service and aftermarket Product, • Deploy Water One® smart technology across installed base Technology & • Introduce new, innovative technologies (e.g., NEXED®, Mark IV) Acquisitions • Drive acquisition strategy and complement internal RD&E… technologies, markets, geographies • Focused growth in high margin offerings … Water One®, Aftermarket, Defender, etc… Margin • Drive operating leverage through capacity utilization with limited additional investment expansion required • Execute operational improvements via LEAN, ePro, supply chain, VAVE, shared services, etc… *Source: Amane Advisors, data as of 2016. (1) Estimated as of 2016 Page 10

Evoqua has a differentiated business model that is well- positioned for long-term growth Sticky revenue with ▪ 4x as many local service branches high retention as the next competitor Unmatched Highly visible revenue service and ▪ Within 2 hours of 90% of our base support 25,000+ industrial customers network ▪ Preventative maintenance, on- Attractive margins demand services, operating services and Water One® services Book to bill 22% ▪ 25,000+ service contracts with Stable, recurring flow Business of business 99% retention rates Highly repeatable model delivers 23% 78% of growing and ▪ Aftermarket portfolio supports full sales are Highly visible revenue recurring highly recurring product life-cycle or in base Recurring backlog revenue ▪ Large installed base drives 55% each year service / aftermarket 46% of total sales are service (FY17) Page 11

Evoqua's business model positioned for long-term profitable growth Long-term financial goals ▪ 3 - 5% organic growth ▪ 20%+ adjusted EBITDA margin Competitive differentiators ▪ Market leader in highly fragmented industry ▪ Large installed base ▪ Extensive service network ▪ Broad intellectual property portfolio ▪ US orientation with targeted global growth opportunities ▪ Preferred acquisition partner Internal capabilities enabling profitable growth ▪ Management experience ▪ Acquisition process and integration ▪ Cross selling strategy ▪ Project management Page 12

Ben Stas Chief Financial Officer TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Second Quarter 2018 results ($ in millions) Q2'17 Q2'18 Year-Over-Year Revenue $299.9 $333.7 11.3% Gross Profit $94.3 $108.0 14.5% Operating Profit $12.0 $25.8 115.4% Net Income $4.9 $13.0 165.2% Adjusted Net Income(1) $13.0 $21.4 75.2% Adjusted EBITDA(2) $43.9 $57.7 31.3% Adjusted EBITDA margin(3) 14.6% 17.3% 270 bps Second Quarter 2018 revenue ($ in millions) $12.3 $333.7 +16.2% $20.8 $0.7 growth +11.3% growth +13.0% +1.1% growth $299.9 growth Q2'17 Industrial Municipal Products Q2'18 (1) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (3) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. Page 14

Evoqua revenue and margin development

Quarterly revenue



($ in millions)
Services
Product Sales
$256 $259 $268 $277 $255 $270 $294 $320 $280 $300 $311 $357 $297 $334
$132 $130 $136 $135 $125 $138 $153 $172 $146 $160 $168 $201 $158 $192
$124 $129 $132 $142 $130 $132 $141 $148 $134 $140 $143 $156 $139 $142
Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18
Adj. EBITDA(1) margin %
10.1 8.8 11.2 14.8 10.0 11.1 15.4 18.6 13.3 14.6 17.7 20.0 13.5 17.3

Rolling LTM revenue



($ in millions)
Services
Product Sales
$1,059 $1,069 $1,095 $1,137 $1,163 $1,193 $1,210 $1,247 $1,265 $1,298
$526 $534 $551 $587 $609 $631 $646 $675 $687 $718
$533 $535 $544 $550 $554 $562 $564 $572 $578 $580
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18
Adj. EBITDA(1) margin %
11.3 11.8 12.9 14.1 14.8 15.6 16.2 16.6 16.6 17.3

Key Takeaways

- ✓ **Highly recurring and visible revenue base**
- ✓ **46% of total sales are service (FY17)**
- ✓ **4Q historically strongest quarter; momentum builds throughout fiscal year**
- ✓ **Quarterly patterns can vary depending on capital and product shipments timing**
- ✓ **Accelerating products growth pulling through services**
- ✓ **Steady and stable LTM revenue and profit growth**

(1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

evoqua WATER TECHNOLOGIES

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Illustrative capital sale economics Revenue and gross margin ($ in millions) Capital Sales Services Aftermarket Gross Margin % $10.0 35% 36% 37% 25% $3.7 $2.7 $2.2 Year 1 Year 2 Year 2.5 Future Annuity Key Takeaways • Capital projects vary in size, scale and time to commissioning • Services typically begin post commissioning at higher margins • Aftermarket sales and replacement parts typically begin after 18 months of runtime • Revenues for services and aftermarket are highly recurring and margins are typically much higher than initial capital sale Page 16

Profitable growth and productivity Productivity initiatives achieved Strategic sourcing Reduced International Branch and supply chain spans and layers restructuring optimization excellence Profitable growth and productivity Operational Supply Chain Connectivity Pricing Actions excellence Consolidate and Continuous Water One® remote Executing pricing manage global spending improvement of system monitoring and increases to offset through the ePro operations, processes other data analytics inflationary cost procurement processes and organizational increases structure Company-wide IT upgrades Executing Value Based Offshore engineering Pricing Improved IT systems initiative Internet of Things Deploying LEAN Service network (“IoT”) opportunities throughout logistics across the platform Page 17

Use of cash Growth 100+ targets; primarily tuck-ins Attractive multiples and synergies High ROIC Project CAPEX Management retained M&A Expect ~5 transactions in FY 2018 $818 million debt (including capital leases and net of unamortized discounts) and $76 million cash Capital structure 3.2x net leverage 2024 maturity – First Lien Term Loan ($793 million) $104M revolver available, net of issued letters of credit Investments to generate a superior return and maintain a strong capital structure Page 18

2018 Full year outlook Full Year Revenue $1.34 to $1.37 billion YOY growth ~ 7-10% Adjusted EBITDA(1) $235 to $245 million YOY growth ~ 13-18% Notes: Excludes unannounced acquisitions (1) For the definition of Adjusted EBITDA and a reconciliation to Net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Page 19

Appendix Page 20

Non-GAAP measures Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Pro forma growth" defined as revenue growth including the results of acquisitions for the periods prior to the respective acquisition dates. “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. “Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flow does not consider certain non-discretionary cash payments, such as debt. “Adjusted net income” defined as net income adjusted to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. Excluding revenue, Evoqua provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. Page 21

Adjusted EBITDA reconciliation

($ in millions)				3 Months ended		6 Months ended	
FYE 9/30		**FY 2016**	**FY 2017**	**3/31/2017**	**3/31/2018**	**3/31/2017**	**3/31/2018**
Net Income (loss)	$	**13.0** $	**6.4** $	**4.9** $	**13.0** $	**(8.3)** $	**10.0**
Income tax provision / (benefit)		(18.4)	7.4	(4.8)	2.0	(11.9)	(2.4)
Interest expense		42.5	55.4	11.9	10.8	26.7	28.1
Depreciation and amortization		69.3	77.9	18.9	20.5	37.5	40.4
EBITDA	$	**106.4** $	**147.1** $	**30.9** $	**46.3** $	**44.0** $	**76.0**
A Restructuring and related business transaction costs		43.1	51.3	9.9	8.2	23.0	16.3
B Purchase accounting adjustment costs		1.3	0.2	—	—	0.2	—
C Stock-based compensation		2.0	2.3	0.6	4.3	1.0	6.9
D Sponsor fees		3.8	4.2	1.0	—	2.0	0.3
E Transaction costs		5.4	7.3	2.4	0.8	3.8	1.4
F Other gains, losses and expenses		(1.9)	(4.8)	(0.8)	(1.9)	7.2	(3.2)
Adjusted EBITDA	$	**160.1** $	**207.7** $	**43.9** $	**57.7** $	**81.2** $	**97.7**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2017

($ in millions)

FYE 9/30		Q1'17		Q2'17		Q3'17		Q4'17		FY2017
Net Income (loss)	**$**	**(13.2)**	**$**	**4.9**	**$**	**1.8**	**$**	**13.0**	**$**	**6.4**
Income tax provision / (benefit)		(7.1)		(4.8)		12.2		7.1		7.4
Interest expense		14.8		11.9		12.5		16.3		55.4
Depreciation and amortization		18.6		18.9		18.3		22.1		77.9
EBITDA	**$**	**13.1**	**$**	**30.9**	**$**	**44.7**	**$**	**58.4**	**$**	**147.1**
A Restructuring and related business transaction costs		13.2		9.9		13.3		14.9		51.3
B Purchase accounting adjustment costs		0.2		—		–		—		0.2
C Stock-based compensation		0.5		0.6		0.6		0.6		2.3
D Sponsor fees		1.0		1.0		1.0		1.1		4.2
E Transaction costs		1.4		2.4		1.9		1.7		7.3
F Other gains, losses and expenses		7.9		(0.8)		(6.5)		(5.4)		(4.8)
Adjusted EBITDA	**$**	**37.2**	**$**	**43.9**	**$**	**55.1**	**$**	**71.4**	**$**	**207.7**
Revenue	$	279.9	$	299.9	$	311.1	$	356.5	$	1,247.4
Adjusted EBITDA as a % of Revenue		**13.3%**		**14.6%**		**17.7%**		**20.0%**		**16.6%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2016

($ in millions)

	FYE 9/30	Q1'16	Q2'16	Q3'16	Q4'16	FY2016
	Net Income (loss)	**$ (2.7)**	**$ (0.9)**	**$ 16.5**	**$ 0.2**	**$ 13.0**
	Income tax provision / (benefit)	(5.0)	(1.4)	(14.1)	2.0	(18.4)
	Interest expense	9.0	9.0	11.5	13.1	42.5
	Depreciation and amortization	16.3	16.3	18.4	18.3	69.3
	EBITDA	**$ 17.7**	**$ 23.0**	**$ 32.2**	**$ 33.5**	**$ 106.4**
A	Restructuring and related business transaction costs	4.5	7.0	6.6	24.9	43.1
B	Purchase accounting adjustment costs	—	—	—	1.3	1.3
C	Stock-based compensation	0.5	0.4	0.5	0.6	2.0
D	Sponsor fees	0.8	1.1	1.0	0.9	3.8
E	Transaction costs	0.1	2.4	1.4	1.4	5.4
F	Other gains, losses and expenses	1.9	(4.1)	3.5	(3.2)	(1.9)
	Adjusted EBITDA	**$ 25.4**	**$ 29.9**	**$ 45.2**	**$ 59.4**	**$ 160.1**
	Revenue	$ 254.5	$ 270.0	$ 293.3	$ 319.4	$ 1,137.2
	Adjusted EBITDA as a % of Revenue	**10.0%**	**11.1%**	**15.4%**	**18.6%**	**14.1%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2015

($ in millions)

FYE 9/30		Q1'15		Q2'15		Q3'15		Q4'15		FY2015
Net Income (loss)	**$**	**(6.3)**	**$**	**(21.8)**	**$**	**1.2**	**$**	**(59.2)**	**$**	**(86.1)**
Income tax provision / (benefit)		(4.9)		(8.6)		0.3		61.1		47.9
Interest expense		8.5		8.5		8.4		8.7		34.1
Depreciation and amortization		14.0		13.4		15.3		15.4		58.1
EBITDA	**$**	**11.2**	**$**	**(8.5)**	**$**	**25.3**	**$**	**26.1**	**$**	**54.1**
(A) Restructuring and related business transaction costs		7.4		11.0		7.1		7.4		32.8
(B) Purchase accounting adjustment costs		—		—		—		—		—
(C) Stock-based compensation		—		0.7		0.4		0.6		1.6
(D) Sponsor fees		1.5		0.6		1.3		1.6		5.0
(E) Transaction costs		—		—		—		—		—
(F) Other gains, losses and expenses		5.9		19.1		(3.9)		5.3		26.4
Adjusted EBITDA	**$**	**26.0**	**$**	**22.8**	**$**	**30.1**	**$**	**41.0**	**$**	**119.9**
Revenue	$	256.8	$	259.4	$	268.2	$	276.6		$1,061.0
Adjusted EBITDA as a % of Revenue		**10.1%**		**8.8%**		**11.2%**		**14.8%**		**11.3%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

evoqua
WATER TECHNOLOGIES

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Capital structure overview ($ in millions) 9/30/2017 12/31/2017 3/31/2018 Cash and cash equivalents $ 59.3 $ 80.3 $ 75.7 Revolving Credit Facility — — — First Lien Term Facility 896.6 794.6 792.6 Build-own-operate financing facilities 10.2 9.5 9.0 Capital leases 30.8 31.1 31.1 Total debt including capital leases 937.6 835.3 832.7 Unamortized discount and lenders fees (16.9) (15.2) (14.6) Total debt including capital leases, net of discounts 920.7 820.1 818.1 Total debt net of cash $ 861.4 $ 739.9 $ 742.4 Total debt net of cash / Adjusted EBITDA 4.1x 3.6x 3.3x Total debt net of cash / Adjusted EBITDA (with contributions from acquisitions) 4.0x 3.4x 3.2x Page 26

Ken Rodi Stefan Abramo Products Segment TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

FY17 revenue


26%

Products segment overview

Overview

- **Provides highly differentiated range of advanced products and solutions with global sales and aftermarket channels**
- **Global platform enables rapid commercialization of products and technologies beyond existing installed base**
- **Customers include OEMs, distributors, end-users and EPCs / integrators**

Key highlights

- **Large installed base**
  - ✓ **Relationships with more than 200 OEMs**
  - ✓ **Manage over 300 channel partners**
- **100+ years technology leadership**
- **Global leader in advanced filtration disinfection and electrochemical technologies**
- **Serving Industrial, Commercial and Municipal markets**

Revenue breakdown (LTM[1] 3/31/2018)

By offering


Service
6%
Aftermarket / other
recurring
24%
Products
and Systems
70%

By technology


Separation
technologies
13%
Anodes
10%
Electrodeioniztion
(EDI)
15%
Electrochlorination
(ELCAT)
12%
Aquatics &
disinfection
50%

By geography


APAC (ex. China)
7%
China
10%
Netherlands
4%
Germany
13%
UK
9%
Canada
2%
USA
55%

(1) Last twelve months calculated as the sum of FY 2017 revenues, Q1'18 revenues and Q2'18 revenues, less Q1'17 revenues and Q2'17 revenues.

evoqua
WATER TECHNOLOGIES

Page 28

Market trends xx% Macro Trends Market Challenges Evoqua Positioning Water Scarcity Increasing demands on quality / Broadest advanced disinfection quantity of water offering Push to recycle / reuse Linked technologies provide Urbanization competitive advantage High cost of land and limited space Largest install base in industry Invasive species more prevalent Emerging Contaminants due to globalization Thought leadership and process expertise Microbes becoming more tolerant to traditional chemicals Extensive aftermarket support and Environmental Regulations service network Page 29

Global RDE network



Schneidam, NL
Caldicot, Wales
Lowell, MA
Gunzburg,DE
Colorado Springs, CO
Suzhou, CH
Singapore
Windsor, AU

Key:

- Industrial
- Municipal
- Products

Key Takeaways

- ✓ 90 dedicated R&D global resources
- ✓ RD&E annual spend 1.0-1.5% of sales
- ✓ 1,250+ patents granted or pending
- ✓ 8 RD&E global centers

evoqua WATER TECHNOLOGIES

Page 30

M&A - Supplementing long-term organic growth Completed acquisitions since April 2016 ▪ Utilize M&A to strategically fill gaps, including: – Products / technology Systematic approach to R&D and M&A Acquisition – Market verticals Priorities – geographic / regional Deep M&A pipeline ▪ Develop and leverage new technologies Pure Water Solutions, LLC Pacific Ozone: Ÿ Manufacturer of integrated ozone systems Ÿ 5,000 installations in 30+ countries Pacific Ozone Targeted end markets include: Acquired March 9, 2018 Ÿ Industrial process water Ÿ Bottle water and beverage Ÿ Food processing Ÿ Ground water and soil remediation Ÿ Marine and fishing fleet Strategic Rationale: Ÿ Expands product portfolio to include ozone disinfection Page 31

Market and applications xx% Page 32

Product lines xx% Page 33

EDI product review - Ionpure xx% Overview ▪ CEDI = Continuous Electro-deionization; use of an electric field to move contaminants out of water ▪ End users looking for "chemical free" water purification ▪ Factory - Tewksbury, MA ▪ Close working relationship with R&D for sustaining engineering and new product development ▪ Sales & Distribution Model: * Sold to OEM's, System integrators, Solution providers through out the globe * Supported by Evoqua technical and commercial personnel close to customer base Primary Products ▪ Markets: Power, Pharma, Biotech, Food & Beverage and Light Industries ▪ Specific models for: Pharma - "Instant Hot" Water sanitization Ionpure VNX ▪ Markets: Semiconductor, Power, Chemical Processing Ionpure LX ▪ Specific models for: Ultrapure Water (UPW) - Silica and Boron removal Page 34

Snehal Desai Chief Growth Officer TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Macro water market trends and key initiatives Water Scarcity Population and Urbanization Economic Growth Key Initiatives Product, Technology & Core Market Penetration Margin Expansion Acquisitions Cross-selling and Corporate Market / Technology roadmaps Product management discipline Account Management Smart Water E-commerce M&A Page 36

Evoqua technology portfolio composition Industrial Segment Technology Agnostic - does not lead with technology, but needs technology Municipal Segment Channel values low cost, proven solutions. Differentiated technology must meet secular trends Products Segment Technology leadership, recognized brands and differentiated products core to business strategy Large, growing technology portfolio spread across the enterprise Page 37

Digital water platforms help make more effective decisions and increase water system efficiency Extra Capacity Better Cost Control Available to handle Pay for what you use spikes in business Metered water costs can be assigned to Cost of Goods (COGS) Water One® Assurance Benefits Steady Billing Single Price per Gallon One monthly bill versus a All CAPEX, service and larger bill every 3 months spare parts are included 24x7 System Monitoring Prevents Problems Technician dispatched to resolve critical issues Page 38

Boston Pilot Water One Assurance Update • Conversion Rate > 85% of Existing Customers • > 1,000 bps in margin improvement National Rollout • Targeting US & Canada customers – late summer start • Three year rollout (FY 2019 – 2021) ◦ $180 - $200 million revenue conversion opportunity ◦ 50% conversion rate assumed ◦ $23 million capex requirement Page 39

Centralized monitoring and data analytics Mobile Tracking Tracking of Service Vehicles & Mobile Assets via GPS Macro route optimization – Identify and Track servicing of customers across a given month Linking the need to manage mobile asset movement with customer needs Connected Water Systems Tracking digital water systems in US & Canada Identify underlying performance issues with our customers water systems 24x7 Page 40

Rodney Aulick Industrial Segment TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Industrial market trends Macro Trends Industrial Market Challenges Evoqua Positioning Economic Growth Increasing demands on quality/ Broadest range of portfolio quantity of water Largest service network in North Am Limited skilled workforce Infrastructure Investment Full life cycle solutions including Industry limited by municipalities complete outsourcing Life cycle costs optimization Water-on-demand via IoT Water Scarcity Recycle/Reuse/Reclaim is required Largest fleet of mobile assets Processes need streamlining Comprehensive technology Environmental Regulations Emerging contaminant limitations Extensive vertical market expertise Page 42

Industrial capital and service case studies Case #1 Major power producer in US: • Strong partnership developed across multiple sites • Customer need: removal of contaminants to avoid scaling in boiler process with 24/7 uptime • Reverse osmosis capital system for boiler feed make-up • Full O&M 5 year service contract • Lead in for additional future projects Case #2 Major power producer in US: • Strong partnership developed across multiple sites • Customer need: stay compliant with Effluent Guidelines • Flue-gas desulfurization wastewater system • Temporary mobile system in place • Redeploy mobile equipment to support new customer needs following capital system installation Page 43

Schneider Electric... A technologically-advanced customer & supplier with Evoqua Long-term Schneider / Evoqua relationship • 20-year+ relationship • 14 North American sites currently serviced by Evoqua • 5 DI sites in Foxboro converted to Water One Assurance The Foxboro facility • Four manufacturing facilities • Manufactures a wide variety of IoT automation equipment including water- related sensors, probes & controllers for Smart Water applications Evoqua water treatment systems include • Reverse osmosis with DI polish • Wastewater Ion Exchange • Potable DI Exchange (i.e. Water One Assurance) Page 44

Q&A Session Page 45

Key investment highlights Number one market Positioned to capitalize position in North on favorable industry (1) America growth dynamics Iconic brands and Unparalleled service differentiated network technologies Significant operating Large installed base leverage Proven organic and Experienced inorganic growth management team platform (1) Source: Amane Advisors, data as of 2016. Page 46

Peter Koronis Products Segment TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Tewksbury operations Facility Overview ▪ 88,000 Sq ft Facility ▪ Headcount SCM (82 total, 57 Direct) ▪ Global business ▪ Primarily standard products and standard cost system ▪ SIOP Driven Capacity and Material Planning ▪ ISO 9001, 14001 2015 Certified ▪ Key products include the following: – Continuous Electrodeionization CEDI (Ionpure) – Aquatics and Disinfection (Wallace & Tiernan) – CAPAC Cathodic Protection (Elcat) – Aftermarket Support for all products CAPAC Anodes Page 48

Invest in Evoqua TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies